Aravive Corporate Presentation August 2019 © 2019 Aravive, Inc. Exhibit 99.1

Important Information Forward-Looking Statements This presentation contains forward-looking statements that may discuss Aravive’s plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive’s planned clinical activities, including the design, initiation, patient enrollment and availability of data from clinical studies, future indications and cash position and the anticipated safety, activity and manufacturability of Aravive’s product candidates. Forward-looking statements are based on Aravive’s current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the unpredictability of clinical development activities; risks related to Aravive’s ability to estimate and control its operating expenses; Aravive’s ability to protect its intellectual property rights; changes in the competitive environment; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. © 2019 Aravive, Inc.

Aravive Offers First and Potentially Best-In-Class Opportunities in Oncology and Fibrosis © 2019 Aravive, Inc. Uniquely positioned in competitive landscape Robust pipeline addressing significant drivers of mortality in oncology and fibrosis: metastasis and drug resistance AVB-500: high affinity decoy protein, a potent and selective drug targets GAS6/AXL signaling Validated pathway drives activation, migration and invasion of abnormal cells Suppresses GAS6 to undetectable levels in early clinical studies; prolonged target engagement Proprietary biomarker accelerates clinical development, identify pharmacologically active dose early in development Safety and tolerability profile to date support use as combination and/or maintenance therapy Compelling early efficacy signal in platinum-resistant ovarian cancer No safety signal observed Expanded P1b portion to validate efficacy signal and explore the most efficient regulatory path to approval Detailed safety, efficacy and PK/PD data anticipated to be presented at upcoming scientific meeting Additional programs advancing into the clinic in high need indications Kidney fibrosis (IgA nephropathy) trial initiation anticipated in 4Q 2019 Renal cell carcinoma trial initiation anticipated in 4Q 2019/1Q2020

Robust Development Pipeline in Oncology and Fibrosis © 2019 Aravive, Inc. **Phase 1 was conducted in healthy volunteers, allowing any next AVB-500 study to be either a phase 1b or phase 2 study Expansion into additional oncology indications where pre-clinical and biological rationale is strong Indication Preclinical Phase 1 Phase 2 Phase 3 Phase 1* Phase 1b AVB-S6-TBD Ovarian platinum resistant Clear Cell Renal Cell Carcinoma 3rd Oncology (undisclosed indication) Kidney Fibrosis Chronic Fibrosis (undisclosed indication) AVB-500 Status: Initiation expected 2019/early 2020 Status: Expansion underway to confirm early efficacy Status: Initiation expected 2019

GAS6-AXL Role in Cancer: Strong Biology, but Challenging Target with Poor Drugs

- **Identified at Stanford by Aravive's scientific founder**
- Increased GAS6/AXL expression and signaling seen in many cancers and **correlated with a poor prognosis**
- **Robust target validation:** differentially expressed in cancer, activation drives cancer, blockade inhibits cancer
- **Extensive growing literature** on AXL/GAS6 all pointing in the same direction
- **Strong biology**
- Challenging target with **poor drugs** due to lack of selectivity and potency

2000→ 2016



Total Publications
599
Sum of Times Cited
13,716
Without self citations
8,677
h-index
60
Average citations per item
22.9
Citing articles
7,241
Without self citations
6,754

Examples	AXL/GAS6 Up-Regulation	References
Ovarian*	50-90%	*Rankin et al., 2010 Sun et al., 2004*
Kidney*	≥75%	*Gustafsson et al., 2009 Chung et al., 2003*
Breast*	76-90%	*Zhang et al., 2008 Berclaz et al., 2001 McCormack et al., 2008*
Lung*	45-93%	*Shieh et al., 2005 Wimmel et al., 2001 Linger et al., 2012*
AML, CML*	≥35%	*Rochlitz et al., 1999 Gioia et al., 2011*
Pancreas*	50-70%	*Song et al., 2011 Koorstra et al., 2009*

**Available Preclinical data with AVB-500*

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AVB-500 Inhibits AXL Signaling by Neutralizing GAS6

Addresses Potency and Selectivity Challenges of Targeting GAS/AXL Pathway

Modified AXL-Fc fusion protein engineered for strong stability and very high affinity for GAS6

- Kd for human GAS6 is ~140 femtomolar
- ~200 fold greater affinity for human GAS6 compared to native AXL receptor
- Favorable safety and PK profile
  - No anticipated off-target toxicity given GAS6 not needed by normal tissue
  - No anticipated drug-drug interactions facilitate combination studies
- Structure modeled after marketed drugs:
  - E.g., Enbrel®, Zaltrap®, Orencia®
- Competitors targeting AXL; none directly targeting GAS6

Strong IP position on GAS6 inhibition

Proprietary biomarker tests to monitor GAS6 levels; serum GAS6 levels associated with efficacy in preclinical studies

Robust CMC

- Drug candidate manufactured at high yield and purity


GAS6
IG2
IG1
hIG1

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GAS6/AXL Signaling Drives Activation, Migration and Invasion of Abnormal Cells


Immune Suppression
Resistance to:
Chemotherapy
Radiotherapy
Targeted therapy
GAS6 Signaling
Resistance to apoptosis/ autophagy
EMT and Metastasis
Proliferation

GAS6: Sole Ligand for AXL and no Ligand Independent Activation of AXL High affinity GAS6-AXL binding ~30 pM

Inhibiting GAS6 preclinically

- Has anti-tumor activity in many tumor types, including ovarian, pancreatic, breast, and kidney
- Blocks tumor invasion & metastasis
- Overcomes acquired drug resistance
- Ameliorates desmoplasia and fibrosis
- Enhances tumor immune response

GAS6 is redundant for normal tissues

- GAS6 depletion well tolerated
- Lack of adverse events provides large therapeutic index
- GAS6 depletion readily combinable with targeted therapies, immunotherapies and radiotherapy

© 2019 Aravive, Inc.

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AVB-500: Dual Modes Act on Tumor Directly and Tumor Microenvironment to Address Metastasis © 2019 Aravive, Inc. Source: https://www.centerwatch.com/drug-information/fda-approved-drugs/therapeutic-area/12/oncology Tumor micro environment drugs include anti-angiogenic agents Avastin and Zaltrap

Decoy Receptor is the Best Approach for Potent and Selective Inhibition of GAS6/AXL Signaling © 2019 Aravive, Inc. WT AXL has pM Affinity; AVB-500 has fM Affinity Selectivity limited by RTK homology Off-target toxicity Multiple resistance mechanisms Many potential competitors Decoy AXL Receptor AXL or GAS6 Antibody Tyrosine Kinase Inhibitor Requires a mAB affinity that competes with receptor Not achievable for AXL Many potential competitors Binds more tightly to GAS6 than WT AXL Complete target coverage with no anticipated off-target toxicity Strong IP position kinase domain

© 2019 Aravive, Inc. Our Molecules Achieve Prolonged Target Engagement with High Potency & Selectivity For Improved Activity *Established Metastatic Disease **Methods in Rankin et al 2012 J Clin Invest. 2017;127(1):183–198 Affinity (potency) Matters Selectivity Matters In vivo Activity Matters

Development Program in Platinum-Resistant Ovarian Cancer Initial indication with robust preclinical biological rationale, unmet clinical needs, and feasibility to establish POC © 2019 Aravive, Inc.

Attractive Drug Attributes Biomarker driven clinical development to accelerate program Low toxicity and no anticipated drug-drug interactions facilitate combination studies (unlike small molecules) © 2019 Aravive, Inc. The ability to combine with common standards of care allows access to a large total accessible market Robust chemistry manufacturing control with High yield and purity

Aravive’s Innovative Development Plan Accelerates Time to POC



Year 1
Year 2
Year 3
Year 4
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Aravive using PD Marker
IND
POM
POC
Normal Volunteer Phase 1 (40 pts)
Phase 1b/2 in Cancer Patients (~100)
~1-2 years difference
Typical Oncology Plan
IND
POM
POC
Phase 1a single agent study in end stage cancer patients “all comers” or select population 20-30+ patients*
Phase 2 Cancer Patients (~100 pts)

**http://www.appliedclinicaltrialsonline.com/why-are-cancer-clinical-trials-increasing-duration*

Abbreviations: IND= Investigational New Drug application; PD= pharmacodynamic; POM-proof of mechanism; POC=proof of concept slide for illustrative purposes only not actual committed timelines

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Trial Design Dosed 42 Healthy Volunteers Two-dosing regimens: SAD portion consisting of 4 sequential dose escalation cohorts RD portion consisting of 4 single doses once weekly Primary objective to assess safety and tolerability Secondary objective to assess PK/PD and to establish proof-of-mechanism Top-line Results Treatment-emergent adverse events generally mild, transient and self-limiting. No serious or dose-related adverse events reported. Serum GAS6 levels suppressed until weeks 3 and 4 following single doses of 5 mg/kg and 10 mg/kg, respectively Weekly administration of 5 mg/kg resulted in suppression of sGAS6 in 4 out of 6 subjects for at least 3 weeks after the fourth dose 10 mg/kg every other week selected as the initial dose in the Phase 1b clinical trial © 2019 Aravive, Inc. AVB-500 Demonstrates Tolerability & Proof-of-Mechanism in Phase 1 Trial A Single-blind, Randomized, Placebo-controlled, Phase 1, Single Ascending-dose (SAD) and Repeat-dose (RD), Safety and Tolerability Study of Intravenous AVB-500 in Healthy Subjects Status: Completed, data presented at EORTC-NCI-AACR 2018

Platinum Resistant Ovarian Cancer:
Compelling Efficacy Signal in Phase 1b Portion of Phase 1b/2 Study

Status: Phase1b Expanded to Confirm Early Efficacy Signal

Phase 1b Trial Design



Dose Confirmation Cohorts*
Expansion Cohorts
Total N = 48
Platinum Resistant Ovarian Cancer
1-3 prior lines, normal GI
AVB-500 + Pac N = 6
AVB-500 + Pac N = 18
*Ability to dose titrate based safety, tolerability, and PK/PD
AVB-500 + PLD N = 6
AVB-500 + PLD N = 18
*Ability to dose titrate based safety, tolerability, and PK/PD

- Safety lead-in portion of the Phase 1b/2 trial is designed to confirm dose predicted based on Phase 1 study in healthy volunteers
- Primary objective to assess safety and tolerability; Secondary objective to assess PK/PD and efficacy
- Exploratory objectives include exploration of efficacy endpoints in biomarker (GAS6, AXL) defined populations based on expression of those biomarkers in serum and/or tumor tissue

Overall Best Response Rate in AVB-500 Combination Cohorts Greater than Historically Observed Response Rates with Standard of Care

Pac = Paclitaxel PLD = Pegylated Liposomal Doxorubicin

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Response Rates for Standard of Care in Platinum Resistant Ovarian Cancer are Well-Established at ~11% (10-15%)

Study (Ref#)	GEM vs PLD Ph3 (1)	Trabectedin (2)	Patupilone Ph3 (3)	PRECEDENT (4)	PLD vs TOPO Ph3 (5)	TOPO vs PAC, Ph3 (6)	Weekly vs Q3W PAC (7)	Gem vs PLD Ph3 (8)	CLIO (9)	AURELIA (10)	GOG 126- (11)	TRINOVIA-1 (12)	Canfosfamide Ph3 (13)	CORAIL (14)
PLD	7/60 **(11.7%)**	14/115 **(12%)**	33/416 **(8%)**	6/49 **(12%)**	16/130 **(12%)**	-	-	11/70 **(16%)**	-	5/64 **(8%)**	-	-	23/217 **(11%)**	27/221 **(12%)**
PAC	-	-	-	-	-	3/26 **(12%)**	38/103 **(37%)**	-	-	16/55 **(29%)**	11/47 **(23%)**	129/433 **(30%)**	-	-
PLD or PAC	-	-	-	-	-	-	-	-	2/19 **(11%)**	17/144 **(11.8%)**	-	-	-	-
Comments		a	b,c	a, c	a	a	d	c	e	a, b, e	a	c	e	d

Comments:

[a] Patients had fewer lines of therapy relative to AVB500-OC-002

[b] Not all patients had measurable disease at baseline

[c] Response rate included patients who were platinum sensitive

[d] Patients could not have more than 1 prior platinum containing regimen

[e] Response rate not presented separately for other chemotherapies (eg CLIO included physician choice of PLD/PAC/Topo/Gem; canfosfamide study included physician choice of PLD/Topo; CORAIL included physician choice of PLD/Topo; AURELIA study grouped PLD/PAC and TOPO response rates together)

[f] Central reader assessed rates

Review paper: Davis et al, Gynecologic Oncology 133 (2014) 624–631

Primary References:

(1) J Clin Oncol. 2007 Jul 1;25(19):2811-8

(2) J Clin Oncol. 2010 Jul 1;28(19):3107-14

(3) J Clin Oncol. 2012 Nov 1;30(31):3841-7

(4) J Clin Oncol. 2013 Dec 10;31(35):4400-6

(5) J Clin Oncol. 2001 Jul 15;19(14):3312-22.

(6) J Clin Oncol. 1997 Jun;15(6):2183-93.

(7) Acta Oncol. 2002;41(5):418-24.

(8) J Clin Oncol. 2008 Feb 20;26(6):890-6

(9) Journal of Clinical Oncology 2019 37:15_suppl, 5507-5507

(10) J Clin Oncol. 2014 May 1;32(13):1302-8, J Clin Oncol. 2015 Nov 10;33(32):3836-8

(11) Gynecol Oncol. 2011 Jul;122(1):111-5

(12) Lancet Oncol. 2014 Jul;15(8):799-808.

(13) Eur J Cancer. 2009 Sep;45(13):2324-32.

(14) Annals of Oncology (2018) 29 (suppl_8): viii332-viii358

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Platinum Resistant Ovarian Cancer

Phase 1b/2 of AVB-500: Phase 2 Portion

Status: FPI expected 4Q19/1Q20, topline interim analysis data expected end of 2020

Anticipated Phase 2 Trial Design



Total N = 120
Platinum Resistant Ovarian Cancer
1-3 prior lines
Pac Cohort
N = 60
PLD Cohort
N = 60
Arm 1
AVB-500 + Pac
N = 40
Arm 2
Pac
N = 20
Arm 3
AVB-500 + PLD
N = 40
Arm 4
PLD
N = 20

- Randomized (2:1), double-blind, placebo-controlled study to compare efficacy and tolerability of AVB-500 in combination with PLD or Pac versus placebo plus PLD or Pac
- Primary objective to assess anti-tumor activity of AVB-500 in combination with Pac Or PLD as measure by PFS
- Secondary objectives include assessment of PK/PD and additional efficacy endpoints (ORR, OS, DOR, DCR)

Pac = Paclitaxel PLD = Pegylated Liposomal Doxorubicin

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AVB Proteins Offer Franchise with Demonstrated Tolerability and Early Activity in Cancer with PD Biomarker for Accelerated Development © 2019 Aravive, Inc.

Robust Development Pipeline in Oncology and Fibrosis © 2019 Aravive, Inc. **Phase 1 was conducted in healthy volunteers, allowing any next AVB-500 study to be either a phase 1b or phase 2 study Expansion into additional oncology indications where pre-clinical and biological rationale is strong Indication Preclinical Phase 1 Phase 2 Phase 3 Phase 1* Phase 1b AVB-S6-TBD Ovarian platinum resistant Clear Cell Renal Cell Carcinoma 3rd Oncology (undisclosed indication) Kidney Fibrosis Chronic Fibrosis (undisclosed indication) AVB-500 Status: Initiation expected 2019/early 2020 Status: Expansion underway to confirm early efficacy Status: Initiation expected 2019

Experienced, Methodical, Efficient Development Execution
Strong Clinical Development Team

Achieved Milestones

Dev Plan Enabled Bifurcated Strategy-Oncology and Fibrosis

- 4Q 2017- IND filed
- 1Q 2018- FIH in NHV initiated
- 2Q 2018- POM in NHV
- 3Q 2018- Tolerability in NHV
- 4Q 2018- P1b in ovarian cancer initiated
- 2Q 2019- POM in ovarian cancer
- 2Q 2019- Tolerability in ovarian cancer
- 3Q 2019- Early POC in ovarian cancer
- 3Q 2019- Expanded P1b ovarian cancer

Upcoming Milestones

- 3Q 2019 to 1Q20- Detailed data release on first cohort of Ph1b ovarian
- 4Q 2019- Phase 1b safety, PK/PD data in platinum-resistant ovarian cancer to confirm R2PD
- 4Q 2019- Kidney fibrosis trial initiation
- 4Q 2019/1Q2020- Renal cell carcinoma trial initiation
- 4Q 2019/1Q 2020- P2 Platinum-resistant ovarian cancer initiation
- 2020- Efficacy data roll out from P1b ovarian cancer as data mature
- 2020- Safety and early efficacy in kidney fibrosis

FIH=first in human; IND= investigational new drug application; POM=proof of mechanism; POC=proof of concept; R2PD=recommended P2 dose

© 2019 Aravive, Inc.

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Well Capitalized to Execute on Clinical Plans NASDAQ: ARAV; Shares Outstanding*: 11.3M basic © 2019 Aravive, Inc. * As of Q2 2019 Cash and cash equivalents*: $48.4M Cash and cash equivalents expected to enable the company to fund its operating plans through 2020

Aravive Opportunity Summary © 2019 Aravive, Inc. Strong biology addressing significant clinical need with competitive positioning Validated pathway drives activation, migration and invasion of abnormal cells AVB-500 PK/PD profile allowed seamless transition from preclinical to clinical studies Proprietary biomarker accelerates clinical development, identifying pharmacologically active dose more quickly Suppresses GAS6 to undetectable levels in early clinical studies (POM) Safety and tolerability profile to date support use as combination and/or maintenance therapy: solid CMC package Compelling early efficacy signal in platinum-resistant recurrent ovarian cancer No safety signal observed Cohort expansion underway to validate compelling efficacy signal in Phase 1b portion of Phase 1b/2 study Detailed safety, efficacy and PK/PD data anticipated to be presented at upcoming scientific meeting Additional programs advancing into the clinic in high need indications Robust pipeline addressing significant drivers of mortality in oncology and fibrosis: metastasis and drug resistance Kidney fibrosis (IgA nephropathy) trial initiation in 4Q 2019 Renal cell carcinoma trial initiation in 4Q 2019/1Q2020

Thank You © 2019 Aravive, Inc.